                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): January 23, 2004
                                                  ----------------


                            FLEMING COMPANIES, INC.
                            -----------------------
               (Exact Name of Registrant as Specified in Charter)


           Oklahoma                    1-8140                  48-0222760
----------------------------        ------------           ------------------
(State or Other Jurisdiction        (Commission            (IRS Employer
       of Incorporation)            File Number)           Identification No.)


1945 Lakepointe Drive, Lewisville, Texas                          75057
----------------------------------------                        ---------
(Address of Principal Executive Offices)                        (Zip code)


Registrant's telephone number, including area code: (972) 906-8000
                                                    --------------









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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On January 23, 2004, Fleming Companies, Inc. (the "Company") filed its unaudited monthly operating report for the period November 2, 2003 through November 30, 2003 with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"), a copy of which is attached hereto as Exhibit 99.1, in connection with its voluntary petitions for reorganization under Chapter 11 of Title 11 of the United States Code (Case No. 03-10945) (Jointly Administered) (the "Chapter 11 Cases").

         On February 18, 2004, the Company filed its unaudited monthly operating report for the period December 1, 2003 through December 31, 2003 with the Bankruptcy Court, a copy of which is attached hereto as Exhibit 99.2, in connection with the Chapter 11 Cases.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial statements of businesses acquired.

         Not applicable

(b)      Pro forma financial information.

         Not applicable

(c)      Exhibits.

         99.1 Monthly Operating Report of Fleming Companies, Inc. for the period November 2, 2003 through November 30, 2003.

         99.2 Monthly Operating Report of Fleming Companies, Inc. for the period December 1, 2003 through December 31, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     FLEMING COMPANIES, INC.



Date: February 23, 2004              By:  /s/ Rebecca A. Roof
                                          ------------------------------------
                                          Rebecca A. Roof
                                          Interim Chief Financial Officer


                                       3

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                                  EXHIBIT INDEX



Exhibit Number       Description
--------------       -----------
99.1                 Monthly Operating Report of Fleming Companies, Inc.
                     for the period November 2, 2003 through November 30,
                     2003.

99.2                 Monthly Operating Report of Fleming Companies, Inc.
                     for the period December 1, 2003 through December 31,
                     2003.